UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2016

Gawk Incorporated
(Exact name of registrant as specified in its charter)

Nevada	333-180611	33-1220317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 Melrose Avenue, Suite 42, Los Angeles, CA 90038

(Address of principal executive offices)

Registrant's telephone number, including area code: 888-754-6190

N/A

(Former name of Company)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2016, the Board of Directors of Gawk Incorporated, a Nevada corporation (the "Company"), unanimously appointed Vincent Cuzzo to fill a vacancy on the Company's Board of Directors. Mr. Cuzzo will serve on the Audit committee. Mr. Cuzzo will initially receive 3,000,000 shares of the Company's common stock for serving as Director. Otherwise, there were no arrangements regarding Mr. Cuzzo's appointment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAWK INCORPORATED

Date: July 5, 2016	By:	/s/ Scott Kettle
Scott Kettle
CEO

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